UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 1, 2006

COMMUNITY PARTNERS BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51889	20-3700861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1250 Highway 35 South, Middletown, New Jersey	07748
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(732) 706-9009

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Community Partners Bancorp, a New Jersey corporation (the “Company”), is a newly formed holding company which did not have operations until April 1, 2006. As previously disclosed in a Current Report on Form 8-K filed on April 3, 2006, the Company completed its acquisition (the “Acquisition”) of all of the shares of capital stock of Two River Community Bank (“Two River”) and The Town Bank (“Town Bank”) effective April 1, 2006, pursuant to the Agreement and Plan of Acquisition, dated as of August 16, 2005, among the Company, Two River and Town Bank.

Because upon the consummation of the Acquisition the former shareholders of Two River received a majority of the voting rights of the Company, Two River is the acquiring company for accounting purposes, and operations relating to the business of Town Bank will be included in the Company’s financial statements only prospectively from April 1, 2006, the date of the transaction.

The Company is filing this Current Report on Form 8-K/A to amend the Form 8-K filed by the Company on April 3, 2006 to provide the financial disclosures required by Item 9.01 of Form 8-K with respect to the Company’s acquisition of Town Bank.

 Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of the Businesses Acquired

Attached hereto as Exhibit 99.1 and incorporated herein by reference are the audited balance sheets of Town Bank as of December 31, 2005 and 2004 and the related statements of income, changes in shareholders’ equity, comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2005.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.2 and incorporated herein by reference is the unaudited combined pro forma balance sheet as of December 31, 2005 and the unaudited pro forma combined statement of income for the year ended December 31, 2005. Certain amounts in Town Bank’s historical balance sheet have been reclassified to conform to the Company’s presentation. The unaudited Pro Forma Combined Statement of Income gives effect to the acquisition of Town Bank as if it had been completed on January 1, 2005.

(c)	Exhibits
Exhibit No.		Description
99.1	*

Audited balance sheets of The Town Bank as of December 31, 2005 and 2004 and the related statements of income, changes in shareholders’ equity, comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2005.

99.2	*	Unaudited combined pro forma balance sheet as of December 31, 2005 and the unaudited pro forma combined statement of income for the year ended December 31, 2005.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY PARTNERS BANCORP

Date:	June 9, 2006	By:	/s/ MICHAEL J. GORMLEY
			Name:	Michael J. Gormley
			Title:	Vice President, CFO & Treasurer

EXHIBIT INDEX

Exhibit No.		Description

99.1	*

Audited balance sheet of The Town Bank as of December 31, 2005 and 2004 and the related statements of income, changes in shareholders’ equity, comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2005.

99.2	*	Unaudited combined pro forma balance sheet as of December 31, 2005 and the unaudited pro forma combined statement of income for the year ended December 31, 2005.

   * Filed herewith